UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 7, 2004
                        (Date of earliest event reported)


                          21ST CENTURY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


           Florida                     0-2500111                65-0248866
----------------------------    ------------------------   ------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


      3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                            33311
------------------------------------------------------   ------------------
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (954) 581-9993

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01 Entry Into a Material Definitive Agreement.

21st Century Holding Company (the "Company") has entered into a First Modification Agreement (the "First Modification") between the Company and Edward
J. Lawson, President and Chairman of the Board of the Company. The First Modification, which was approved by the independent directors of the Company on and is dated effective December 7, 2004, amends certain provisions of Mr. Lawson's Employment Agreement with the Company dated September 1, 1998, as follows:

      o The "Base Salary" was amended to reduce Mr. Lawson's annual salary to $117,000 from $156,000, effective October 18, 2004.

      o The "Automobile Allowance" was increased to $1,125 per month from $300 per month, effective January 1, 2005.

The First Modification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, the Employment Agreement of Michele Lawson, Mr. Lawson's spouse and an employee of the Company, was amended to increase her annual salary to $117,000 from $78,000 and to increase her car allowance to $1,125 per month from $300 per month.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

      10.1 First Modification Agreement, dated as of December 7, 2004 between 21st Century Holding Company and Edward J. Lawson

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   21ST CENTURY HOLDING COMPANY


Date:  December 13, 2004           By: /s/  RICHARD A. WIDDICOMBE
                                       ----------------------------
                                   Name:  Richard A. Widdicombe
                                   Title: Chief Executive Officer
                                          (Principal Executive Officer)

Date:  December 13, 2004           By: /s/ JAMES GORDON JENNINGS, III
                                       ----------------------------------
                                   Name:  James Gordon Jennings, III
                                   Title: Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

                                 EXHIBIT INDEX


Exhibit No.      Exhibit Title
-----------      -------------
        10.1     First Modification Agreement, dated as of December 7, 2004 between 21st Century Holding Company and Edward J. Lawson